UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 14, 2024
Date of Report (date of earliest event reported)

S&T BANCORP, INC
(Exact name of registrant as specified in its charter)

Pennsylvania	0-12508		25-1434426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

800 Philadelphia Street	Indiana	PA	15701
(Address of Principal Executive Offices)			(Zip Code)
(800) 325-2265
Registrant's telephone number, including area code

(Not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	STBA	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 14, 2024, S&T Bancorp Inc. ("S&T") held its 2024 Annual Meeting of Shareholders ("Annual Meeting"). A total of 38,273,189 shares of S&T's common stock were entitled to vote as of February 28, 2024, the record date for the Annual Meeting. There were 31,395,503 shares voted at the Annual Meeting, at which the shareholders were asked to vote on four proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.
Proposal No. 1 Election of Directors
The 11 directors named in S&T's proxy statement were elected to serve a one-year term until the next annual meeting of shareholders and until their successors are elected and qualified.

	FOR	WITHHELD	BROKER NON-VOTES
Lewis W. Adkins, Jr.	26,423,160	991,086	3,981,257
David G. Antolik	26,222,202	1,192,044	3,981,257
Peter R. Barsz	26,425,954	988,292	3,981,257
Christina A. Cassotis	26,981,400	432,846	3,981,257
Michael J. Donnelly	26,686,815	727,431	3,981,257
Jeffrey D. Grube	26,629,703	784,543	3,981,257
William J. Hieb	26,726,410	687,836	3,981,257
Christopher J. McComish	26,717,182	697,064	3,981,257
Frank J. Palermo, Jr.	23,905,497	3,508,749	3,981,257
Bhaskar Ramachandran	27,297,172	117,074	3,981,257
Christine J. Toretti	26,211,743	1,202,503	3,981,257
Proposal No. 2 Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2024
The shareholders voted to ratify the selection of Ernst & Young LLP as S&T's independent registered public accounting firm for the fiscal year 2024. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN
29,697,005	164,448	25,377
Proposal No. 3 Advisory Vote on S&T's Executive Compensation
The shareholders voted to approve the non-binding, advisory proposal on the compensation of S&T's named executive officers. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,792,494	810,610	302,469	3,981,257
Proposal No. 4 Advisory Vote on the Frequency of Future Advisory Votes on S&T's Executive Compensation
The shareholders voted to approve the non-binding, advisory proposal on the frequency of future advisory votes on the compensation of S&T's named executive officers. The results of the vote were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
22,983,767	104,002	2,687,952	129,852
After considering the voting results for Proposal 4 above, in which S&T’s shareholders approved the recommendation of the Board to hold an annual advisory vote on executive compensation, the Board affirmed its recommendation and elected to continue holding such advisory votes on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp Inc.
/s/ Mark Kochvar
May 16, 2024	Mark Kochvar Senior Executive Vice President, Chief Financial Officer